UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2015

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361
(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2015, Orchids Paper Products Company (the “Company”) and U.S. Bank National Association (“U.S. Bank”) entered into Amendment No. 2 (the “Amendment”) to its Second Amended and Restated Credit Agreement dated June 25, 2015 (the “Credit Agreement”). The principal effect of the Amendment was to reduce the borrowing capacity under the Credit Facility by an aggregate of $15.4 million from $187.3 million to $171.9 million.

The Amendment was entered into to facilitate a series of financing transactions involving the Company’s wholly owned subsidiaries and certain Community Development Financial Institutions (the “CDFI Lenders”), under the New Market Tax Credits (“NMTC”) program of the Internal Revenue Code. The Company's wholly owned subsidiary, Orchids Lessor SC, LLC, has received $16.2 million in loan proceeds through the NMTC transactions. The proceeds must be utilized to help fund the Company’s previously announced expansion project in Barnwell, South Carolina. The loans will bear interest at a weighted average fixed rate of 3.47% per annum for a minimum of seven years.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K includes statements that may constitute “forward looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other factors, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors are discussed under the caption “Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2014 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: January 5, 2016	By:	/s/ Keith R. Schroeder
Keith R. Schroeder
Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Amendment No. 2, dated as of December 29, 2015, to Second Amended and Restated Credit Agreement, dated as of June 25, 2015, among Orchids and U.S. Bank National Association, as administrative agent.